SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 2, 2001

                Date of Report (Date of earliest event reported)

                               [LOGO OF NORTHWEST]

                          NORTHWEST NATURAL GAS COMPANY

             (Exact name of registrant as specified in its charter)





                            Commission File No. 0-994

OREGON                                                       93-0256722
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

                 220 N.W. SECOND AVENUE, PORTLAND, OREGON 97209
               (Address of principal executive offices) (Zip Code)

       Registrant's Telephone Number, including area code: (503) 226-4211




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                           Part II. OTHER INFORMATION

Item 5.  Other Events

         As previously reported, on October 5, 2001, Northwest Natural Gas Company ("NW Natural") and Enron Corp., an Oregon corporation ("Enron"), entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") providing for the acquisition, by a wholly owned subsidiary of NW Natural (now named Northwest Energy Corporation) formed to serve as a holding company, of all of the issued and outstanding common stock of Portland General Electric Company, an Oregon corporation and wholly-owned subsidiary of Enron ("PGE").

         On December 2, 2001, Enron filed for reorganization under Chapter 11 of the United States Bankruptcy Code in U.S. Bankruptcy Court for the Southern District of New York. PGE did not file for reorganization under Chapter 11.

         NW Natural affirms that, notwithstanding Enron's Chapter 11 bankruptcy filing, NW Natural intends to continue its acquisition of PGE.

         NW Natural understands that Enron's bankruptcy will add complexity to the transaction, but NW Natural believes that the acquisition of PGE will produce significant benefits for its customers, its shareholders and for Enron. NW Natural believes it is in the best interest of all parties involved to complete this transaction as soon as practicable.

          PGE is an affiliated, but separate, corporation from Enron. The Stock Purchase Agreement requires that PGE continue to be operated in the ordinary course of business, consistent with past practice, to preserve existing relationships and to maintain assets in their current condition. The Stock Purchase Agreement also restricts various actions such as the payment of dividends and dispositions of assets. In addition, PGE remains subject to regulation as a utility and, as such, is subject to legal and regulatory constraints in its dealings with Enron.

         At this time, it is difficult to completely assess the impact of Enron's bankruptcy filing on PGE. While it is possible that Enron's situation could adversely affect PGE and give rise to circumstances that would permit NW Natural to terminate the Stock Purchase Agreement should it choose to do so, NW Natural remains committed to completing the acquisition of PGE.

         Notwithstanding Enron's bankruptcy, the Stock Purchase Agreement remains a valid contractual obligation of Enron to sell, and for NW Natural to acquire, through a newly formed holding company, the common stock of PGE. However, in the Enron bankruptcy case, Enron can elect to reject the Stock Purchase Agreement and either retain ownership of PGE or attempt to sell PGE to another party. NW Natural expects that Enron will determine that the sale of PGE to NW Natural is in the best interests of Enron and will elect to complete the proposed transaction. NW Natural cannot, however, predict when such a determination will be made or whether Enron will solicit new offers to acquire PGE.


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         The purchase price to be paid for the common stock of PGE includes an estimated $50 million of common stock and class B common stock and $200 million of FELINE PRIDES(SM) to be issued by Northwest Energy Corporation. Since those securities will be issued to Enron and could be sold by Enron in certain circumstances for the benefit of Enron's bankruptcy estate and creditors, NW Natural believes that the seller financing contemplated by the Stock Purchase Agreement can proceed.

         NW Natural will continue to evaluate the impact of Enron's Chapter 11 bankruptcy filing on PGE and on the proposed acquisition of PGE. The ultimate impact of Enron's bankruptcy filing on PGE and on the acquisition cannot be determined at this time and may be materially different from the preliminary assessment contained herein. At this time, however, NW Natural is proceeding on the assumption that the acquisition of PGE will be completed on the terms set forth in the Stock Purchase Agreement.

Forward-Looking Statements
--------------------------

         The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements to encourage such disclosures without the threat of litigation, provided those statements are identified as forward-looking and are accompanied by meaningful, cautionary statements identifying important factors that could cause the actual results to differ materially from those projected in the statement. Forward-looking statements have been made in this current report. The matters discussed in this current report that are not historical facts are forward-looking. Such statements are based on management's beliefs as well as assumptions made by, and information currently available to, management. When used herein, the words "will," "anticipate," "estimate," "expect," "believe" and similar expressions are intended to identify forward-looking statements that involve estimates, projections, goals, forecasts, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.

         Examples of factors that should be considered with respect to any forward-looking statements made include the following:

         o developments affecting prevailing federal and state governmental policies and regulatory actions, including those of the Oregon Public Utility Commission, the Washington Utilities and Transportation Commission and the Federal Energy Regulatory Commission, with respect to allowed rates of return, industry and rate structure, purchased electricity and gas, investment recovery, acquisitions and dispositions of assets and facilities, operation and construction of plant facilities, and present or prospective wholesale and retail competition;

         o the impact of Enron's bankruptcy filing on PGE and on the proposed acquisition of PGE;

         o risks relating to the failure to realize the synergies and other benefits expected from the acquisition of PGE;


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         o        risks relating to the interest rate environment as it may
                  affect the financing commitment and the interest rates borne by the debt financing for the acquisition of PGE;

         o risks and uncertainties relating to delays in obtaining, or adverse conditions contained in, regulatory approvals necessary for the plan of reorganization and acquisition of PGE;

         o changes in tax laws and policies, and changes in and compliance with environmental and safety laws and policies;

         o the pace of electric industry deregulation in Oregon and in the United States;

         o        weather conditions and other natural phenomena;

         o unanticipated population growth or decline, and changes in market demand and demographic patterns;

         o        competition for retail and wholesale customers;

         o pricing of natural gas and electricity relative to other energy sources;

         o changes in customer consumption patterns due to electric and gas commodity price changes;

         o unanticipated changes in interest or foreign currency exchange rates or in rates of inflation;

         o economic factors which could cause a severe downturn in certain key industries, thus affecting the demand for natural gas and electricity;

         o unanticipated changes in operating expenses and capital expenditures;

         o        capital market conditions;

         o        competition for new energy development opportunities; and

         o        legal and administrative proceedings and settlements.

         All subsequent forward-looking statements, whether written or oral also are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and there is no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible to predict all such factors, nor can we assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.


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SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            NORTHWEST NATURAL GAS COMPANY
                                            (Registrant)


Dated:  December 4, 2001                    /s/  Bruce R. DeBolt
                                            -----------------------------------
                                            Senior Vice President and
                                            Chief Financial Officer


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